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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported)   June 1, 2004
                                                           ------------

                              Armor Holdings, Inc.
                              --------------------
             (Exact name of registrant as specified in its charter)


        Delaware                     0-18863                    59-3392443
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(State or other jurisdiction  (Commission File Number)        (IRS Employer
of incorporation)                                           Identification No.)


1400 Marsh Landing Parkway, Jacksonville, Florida                         32250
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(Address of principal executive offices)                              (Zip Code)



Registrant's telephone number, including area code          (904) 741-5400
                                                   -----------------------

                                       N/A
                                       ---
         (Former name or former address, if changed since last report.)


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Item 5.   Other Events

     Concurrently with this filing, Armor Holdings, Inc. (the "Company") is filing with the Securities and Exchange Commission (the "Commission") a Preliminary Prospectus Supplement to its shelf registration statement on Form S-3 (Registration No. 333-113834) (the "Registration Statement") pursuant to Rule 424(b)(5) under the Securities Act of 1933, as amended, which supplement contemplates the issuance of 4,000,000 shares of the Company's common stock, excluding the underwriters' over-allotment option. The Company is filing the Preliminary Prospectus Supplement as Exhibit 99.1 to this Current Report on Form 8-K for the purpose of incorporating its contents in the Registration Statement.


Item 7.   Financial Statements and Exhibits

          (c)  Exhibits.

               99.1 Preliminary Prospectus Supplement filed pursuant to Rule 424(b)(5)



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 2, 2004

ARMOR HOLDINGS, INC.


By: /s/ Philip Baratelli
   -------------------------
Name:  Philip Baratelli
Title: Corporate Controller and Treasurer